UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
September 15, 2026
ORIGIN BANCORP, INC.
(Exact name of Registrant as specified in its charter)

Louisiana	001-38487	72-1192928
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

500 South Service Road East
Ruston, Louisiana 71270

(Address of principal executive offices including zip code)
(318) 255-2222

(Registrant's telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $5.00 per share	OBK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
On September 15, 2026, Origin Bancorp, Inc. (the “Company”), acting pursuant to authorization from its Board of Directors, provided written notice to the New York Stock Exchange (“NYSE”) of its determination to voluntarily withdraw the principal listing of the Company’s voting common stock, $5.00 par value per share (the “Common Stock”), from NYSE and transfer the listing to the Texas Stock Exchange (“TXSE”). The Company expects that listing and trading of its Common Stock on NYSE will end at market close on October 12, 2026, and that trading will commence on the TXSE at market open on October 13, 2026.
The Common Stock has been authorized for listing on TXSE, where it will continue to trade under the stock symbol “OBK.”

ITEM 7.01	Regulation FD Disclosure
On September 15, 2026, the Company issued a press release announcing the anticipated transfer of the principal listing of the Common Stock to the TXSE, a copy of which is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.
As provided in General Instruction B.2 to Form 8-K, the information furnished in this Item 7.01 and in Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the limitations of that section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01	Financial Statements and Exhibits
(d)	Exhibits.
Exhibit 99.1	Press release, dated September 15, 2026, announcing transfer of principal listing of Common Stock to the TXSE from the NYSE.

Forward-Looking Statements
When used in filings by the Company with the Securities and Exchange Commission (the “SEC”), in the Company's press releases or other public or stockholder communications, and in oral statements made with the approval of an authorized executive officer, the words or phrases “anticipates,” “believes,” “estimates,” “expects,” “foresees,” “intends,” “plans,” “projects,” and similar expressions or future or conditional verbs such as “could,” “may,” “might,” “should,” “will,” and “would” or variations of such terms are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties that could cause actual results to differ materially from historical earnings and those presently anticipated or projected as described more fully in the Company’s periodic filings with the SEC.
The Company does not undertake and specifically declines any obligation to update or revise any forward-looking statements to reflect events or circumstances that occur after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 15, 2026	ORIGIN BANCORP, INC.

By: /s/ William J. Wallace, IV
William J. Wallace, IV
Senior Executive Officer and Chief Financial Officer